145883846v2 LIMITED WAIVER AGREEMENT This Limited Waiver Agreement (this “Agreement”), dated as of February 28, 2023 (the “Effective Date”), is entered into by and among NEWTEK SMALL BUSINESS FINANCE, LLC, a New York limited liability company (“Borrower”), CCC REAL ESTATE HOLDING CO. LLC, a Delaware limited liability company (“CCCRE”), NEWTEK ONE, INC. (f/k/a Newtek Business Services Corp.), a Maryland corporation (“Parent” and, together with CCCRE, the “Guarantors” and, each individually, a “Guarantor”), the Lenders signatory hereto, and CAPITAL ONE, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, “Administrative Agent”). RECITALS: A. Borrower, certain Lenders and Administrative Agent are parties to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of May 11, 2017 (as amended by that certain Omnibus Amendment to Loan Documents, dated as of May 31, 2018, that certain Omnibus Amendment No. 2 to Loan Documents, dated as of June 24, 2019, that certain Omnibus Amendment No. 3 to Loan Documents, dated as of September 13, 2019, and Omnibus Amendment No. 4 to Loan Documents, dated as of May 7, 2020, and as may be further amended, amended and restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). B. For the fiscal quarter ending December 31, 2022, Borrower failed to maintain net income of at least $1.00, which failure is in breach of the obligations of Section 6.7(b) of the Loan Agreement and results in an Event of Default under Section 8.1(d) of the Loan Agreement (hereinafter, the “Specified Event of Default”). C. Borrower has requested that Administrative Agent and Lenders agree to waive the Specified Event of Default and Administrative Agent and Lenders have agreed to such waiver, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Loan Agreement. 2. Waiver of Specified Event of Default. Subject to the satisfaction of the conditions set forth in Section 3 of this Agreement, and in reliance on the representations and warranties of Borrower and each Guarantor set forth in this Agreement, the Administrative Agent and the Required Lenders hereby waive the Specified Event of Default solely to the extent that the Borrower’s actual net income for the quarter ended on December 31, 2022 is not less than negative Sixteen Million Dollars (-$16,000,000). Borrower acknowledges and agrees that, notwithstanding the waiver herein, if the Borrower’s net income for the quarter ended on December 31, 2022 is less than -$16,000,000, an immediate Event of Default shall exist under Section 8.1(d) of the Credit Agreement, which Event of Default shall not be deemed waived hereunder. The limited waiver of the Specified Event of Default is a one-time waiver only, and shall not be deemed to constitute an agreement by the Administrative Agent or Lenders to waive any future Default or Event of Default under any of the Loan Documents, or any future breach of any other provision of any of the Loan Documents. Except as set forth in this Section 2, nothing contained in this Agreement shall be construed as waiver by the Administrative Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, or of any other contract or instrument between the Borrower and the Administrative Agent, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or

2 145883846v2 diminish any right of the Administrative Agent or Lenders to thereafter demand strict compliance therewith. The Administrative Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, and any other contract or instrument between the Borrower and the Administrative Agent. 3. Effectiveness; Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent: (a) The Administrative Agent shall have received counterparts of this Administrative Agent, duly executed by Borrower, the Guarantors, the Required Lenders, and the Administrative Agent; and (b) The Administrative Agent shall have received payment of all reasonable expenses of the Administrative Agent incurred in connection with this Agreement (including the reasonable fees and expenses of counsel to the Administrative Agent). 4. Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to enter into this Agreement, Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) the representations and warranties of Borrower and each Guarantor contained in the Loan Agreement and in the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (b) this Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, Borrower and each Guarantor, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and (c) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing. 5. Entire Agreement. This Agreement, together with the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing signed by the Administrative Agent (with the consent of the Required Lenders). 6. Reaffirmations. (a) Except as specifically amended pursuant to the terms hereof, the Loan Agreement and all other Loan Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower and each Guarantor. Borrower and each Guarantor covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Agreement (subject to the limited waiver set forth herein) and the other Loan Documents to which it is a party, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the part of the Administrative Agent or any Lender which might otherwise constitute or be construed as a waiver of or Agreement to such terms, covenants and conditions, or otherwise.

3 145883846v2 (b) Each Guarantor hereby expressly (i) consents to the execution by Borrower, the Administrative Agent and the Required Lenders of this Agreement; (ii) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in its Guaranty Agreement; and (iii) agrees that all such obligations, liabilities, duties, covenants, terms and conditions under its respective Guaranty Agreement shall continue in full force and effect and shall not be discharged, limited, impaired or affected in any manner by this Agreement. 7. RELEASE. EACH OF BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGES THAT BORROWER’S PAYMENT OBLIGATIONS UNDER THE LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, RECOUPMENT, CROSS- COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY LENDER. BASED UPON THE FACTS KNOWN TO BORROWER AND EACH GUARANTOR AS OF THE EFFECTIVE DATE, EACH OF BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, WHICH BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST ANY OF THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE ADVANCES OR ANY OTHER OBLIGATIONS OWING TO THE ADMINISTRATIVE AGENT OR ANY LENDER, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT. 8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Agreement. 9. Incorporation of Loan Agreement Provisions. The provisions contained in Section 12.1 (Governing Law), Section 12.19 (Consent to Jurisdiction) and Section 12.22 (Waiver of Jury Trial) of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety. 10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto. [Remainder of page intentionally blank; signature page follows.]

LIMITED WAIVER AGREEMENT SIGNATURE PAGE IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above. BORROWER: NEWTEK SMALL BUSINESS FINANCE, LLC By: Name: Barry Sloane Title: Chief Executive Officer GUARANTORS: CCC REAL ESTATE HOLDING CO. LLC By: Name: Barry Sloane Title: Chief Executive Officer NEWTEK ONE, INC. By: Name: Barry Sloane Title: Chief Executive Officer

LIMITED WAIVER AGREEMENT SIGNATURE PAGE ADMINISTRATIVE AGENT: CAPITAL ONE, NATIONAL ASSOCIATION By: Name: Title: LENDER: CAPITAL ONE, NATIONAL ASSOCIATION By: Name: Title:

LIMITED WAIVER AGREEMENT SIGNATURE PAGE LENDER: UBS BANK USA By: Name: Title: By: Name: Title: